VOTING AGREEMENT

This VOTING AGREEMENT (the "Agreement"), dated as of March 28, 1997, is entered into among Meridian Financial Corporation, an Indiana corporation (the "Company"), Inroads Capital Partners, L.P. ("Inroads"), Mesirow Capital Partners VII, an Illinois Limited Partnership ("Mesirow"), Edgewater Private Equity Fund II, L.P. ("Edgewater"; together with Inroads and Mesirow, individually an "Investor" and collectively the "Investor Group"), Michael F. McCoy ("McCoy") and William L. Wildman ("Wildman"; together with McCoy and the Investor Group, the "Shareholders").

W I T N E S S E T H:

WHEREAS, the Company and the Shareholders have entered into a Securities Purchase Agreement, dated as of March 28, 1997 (the "Purchase Agreement"), pursuant to which, concurrently with the execution of this Agreement, the Investor Group has purchased shares of Series C Convertible Preferred Stock of the Company and 10.0% Subordinated Notes of the Company;

WHEREAS, the parties hereto wish to avoid possible dissension among the Shareholders and otherwise to make provision for the future governance of the Company;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:


ARTICLE

CERTAIN AGREEMENTS

SECTION .	Voting Agreements.  From and after the date hereof,
each Shareholder hereby agrees to vote all voting securities of the Company ("Securities") over which such Shareholder has voting control, and to take all other necessary or desirable actions within its or his control (whether in its or his capacity as a shareholder, director, member of a board committee, officer of the Company or otherwise, including, without limitation, attendance at meetings in person, by telephone or by proxy for purposes of obtaining a quorum, execution of written consents in lieu of meetings and amendments of the Company's articles of incorporation and Bylaws), and the Company shall take all necessary and desirable actions within its control, so that:

 ()	the authorized number of directors of the Board of
Directors of the Company (the "Board") shall at all times be established at five;

 ()	the following directors shall be elected to the Board:

                       	()	one director designated by
Inroads;

                       	()	one director designated by
Mesirow;

                       	()	one director designated by the
holders of two-thirds of the voting power of the Securities held by the Investor Group; and

                       	()	two directors designated by
McCoy;

           		()	the removal from the Board (with or
without cause) of any director designated pursuant to this
Section 1.1 shall be effective only upon the written request of the party or parties entitled to designate such director pursuant to this Section 1.1; and

           		()	in the event that any director
designated pursuant to this Section 1.1 for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy shall be filled by a director designated by the party or parties that designated such departing director pursuant to this Section 1.1.

           	SECTION .	Expenses of Directors.  The Company
shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or discharging any of his or her other duties as a director of the Company.

           	SECTION .	Termination of Certain Rights.  The
right of any party to designate directors pursuant to Section
1.1 shall terminate at such time as such party shall cease to own any Securities. In addition, the right of McCoy to designate directors pursuant to Section 1.1 shall terminate on the termination of his employment with the Company.

ARTICLE

MISCELLANEOUS




SECTION .	Termination.  This Agreement shall terminate and be of
no further force or effect upon the consummation of an initial public offering of equity securities of the Company.


SECTION .	Legend on Certificates.  All certificates evidencing
Securities which are subject to this Agreement shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN VOTING AGREEMENT DATED AS OF MARCH 28, 1997, AMONG CERTAIN OF THE SHAREHOLDERS OF THE CORPORATION. A COPY OF SAID AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION."

Upon termination of this Agreement, certificates for Securities bearing the foregoing legend may be surrendered to the Company in exchange for new certificates without the foregoing legend.

SECTION .	Transfers of Shares.  Each party hereto agrees that
such party will not transfer any of the Securities owned by it, unless the transferee has joined in this Agreement and agreed to be bound hereby.


SECTION .	Parties in Interest.  This Agreement shall be binding
and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.


SECTION .	Notices.  All notices and other communications which
are required or permitted to be given under this Agreement to any Shareholder shall be in writing and shall be delivered personally, mailed by certified or registered mail, return receipt requested, sent by reputable overnight courier or sent by confirmed telecopy, addressed to the address of such Shareholder as disclosed by the books and records of the Company, or to such other address and/or such other addressee as any of the above shall have specified by notice hereunder. Each notice or other communication which shall be delivered personally, mailed or telecopied in the manner described above shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

SECTION .	Remedies.  Each party hereto specifically recognizes
that any breach of the provisions of this Agreement will cause irrevocable injury to the other parties hereto and that actual damages will be difficult to ascertain and, in any event, would be inadequate. Accordingly, each party hereto agrees that in the event of any such breach, the other parties hereto (or any of them) shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available, without the posting of a bond or other security (to the extent waiver of such posting is permissible by law) or making a showing of any special damages or irreparable injury. If any party to this Agreement obtains a judgment against any party hereto by reason of any breach of this Agreement or the failure of such other party to comply with the provisions hereof, a reasonable attorneys' fee as fixed by the court shall be included in such judgment. No remedy conferred upon any party to this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each such remedy shall be cumulative or shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

SECTION .	Waiver.  None of the terms of this Agreement shall be
deemed to have been waived by any party hereto, unless such waiver is in writing and signed by that party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any further breach of the provision so waived or of any other provision of this Agreement.
No extension of time for the performance of any obligation or act hereunder shall be deemed an extension of time for the performance of any other obligation or act.

SECTION .	Governing Law.  This Agreement shall be governed by
and construed in accordance with the laws of the State of Indiana, without giving effect to its conflicts of law rules.

SECTION .	Entire Agreement.  This Agreement constitutes the sole
and entire agreement of the parties with respect to the subject matter hereof.

SECTION .	Counterparts. This Agreement may be executed in any
number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages.

SECTION .	Amendments.  This Agreement may not be amended,
modified or changed in any respect without the written consent of the holders of at least two-thirds in voting power of the aggregate number of Securities then held by the Shareholders.

SECTION .	Severability.  Whenever possible, each provision of
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.

SECTION .	Headings.  The section and other headings contained in
this Agreement are for convenience only and shall not be deemed to limit, characterize or interpret any provision of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed by all of the parties hereto or by their respective duly authorized officers and partners, as the case may be, all as of the date first written above.

           				INROADS CAPITAL PARTNERS, L.P.
           Michael F. McCoy

           							By:	INROADS
GENERAL PARTNERS, L.P., its
           									general
partner
           William L. Wildman

           							By:

           MERIDIAN FINANCIAL CORPORATION		Its:



           By:							MESIROW CAPITAL
PARTNERS VII, an Illinois Limited
                                               Partnership
           Its:
           							By:	MESIROW
FINANCIAL SERVICES, INC., its general partner


           							By:

           							Its:




				EDGEWATER PRIVATE EQUITY FUND
                                               II, L.P.

           							By:	GORDON
MANAGEMENT, INC. its
           									general
partner


           							By:

           							Its: